Exhibit 10.1
Amendment No. 3 to Revolving Credit and Security Agreement

This Amendment No. 3 to Revolving Credit and Security Agreement (this “Agreement”) is entered into as of October 30, 2025 by and among Sezzle Funding SPE II, LLC, a Delaware limited liability company, as borrower (the “Borrower”), Bastion Funding VI LP, (“Bastion”) as lender (the “Lender”) and Bastion, as administrative agent for the Secured Parties (as defined in the Loan and Security Agreement referenced below) (in such capacity, together with its successors and assigns, the “Administrative Agent”).
Recitals
Whereas, the Borrower has entered into that certain Revolving Credit and Security Agreement, dated as of April 19, 2024, by and among the Borrower, the Lender and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”); and
Whereas, in accordance with the terms of the Loan and Security Agreement, the Borrower has requested, and the Lender and the Administrative Agent have agreed to, modify certain provisions of the Loan and Security Agreement upon the terms and subject to the conditions set forth herein.
Now, Therefore, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Agreement
1.Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan and Security Agreement.
2.Amendments.
(a)The defined term “Committed Amount” in Section 1.01 is hereby amended and restated to read:
“Committed Amount” means $225,000,000.
(b)Schedule 1 is hereby amended by replacing “$150,000,000” in the “Committed Facility Amount” column with “$225,000,000”.
(c)Section 2.06(a) and (b) are hereby amended and restated to read as follows:
“(a)    If the Borrower prepays any outstanding Advances in whole or in part the Borrower shall pay to the Administrative Agent, for the pro rata benefit and account of each Lender, as a make whole to Lenders (A) additional interest equal to the product of: (1) the then existing Interest Rate divided by TWELVE (12); (2) the outstanding principal amount of the Advances being prepaid; and (3) the number of full months from the date of such prepayment until the eighteen

Exhibit 10.1
month anniversary of the Closing Date, (B) to the extent such prepayment is on or after October 30, 2025 and prior to March 31, 2026, an amount equal to 2.5% of the outstanding principal amount of the Advances being prepaid and (C) to the extent such prepayment is on or after March 31, 2026 and prior to June 30, 2026, an amount equal to 0.25% of the outstanding principal amount of the Advances being prepaid ((A), (B) and (C), collectively, the “Termination Payment”). The Termination Payment shall be due and payable on the date of such prepayment. For the avoidance of doubt, no such Termination Payment set forth in the immediately preceding clause (A) shall be due and payable by the Borrower if the Borrower prepays Advances on or after the eighteen month anniversary of the Closing Date and no such Termination Payment set forth in the immediately preceding clauses (B) and (C) shall be due and payable by the Borrower if the Borrower prepays Advances on or after March 31, 2026 and June 30, 2026, respectively.
(b)    In view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of any prepayment of Advances, in whole or in part, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders, the Termination Payment constitutes liquidated damages which shall be due and payable upon such prepayment. The Borrower hereby waives any defense to payment other than payment on performance, whether such defense may be based in public policy, ambiguity, or otherwise. The Borrower and the Lenders acknowledge and agree that any Termination Payment due and payable hereunder shall not constitute unmatured interest, whether under Section 502(b)(3) of the Bankruptcy Code or otherwise. The Borrower further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation.”
(d)Section 2.16 Additional Funding is hereby deleted.
3.Representations and Warranties. The Borrower hereby represents and warrants to each of the Secured Parties that:
(a)the representations and warranties of Borrower contained in the Loan and Security Agreement are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality or Material Adverse Effect, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality or Material Adverse Effect, which is true and correct in all respects) as of such earlier date;
(b)after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

Exhibit 10.1
(c)the Borrower has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement;
(d)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement; and
(e)this Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.Effect on the Facility Documents and Ratification. (a) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan and Security Agreement or any of the other Facility Documents or constitute a course of conduct or dealing among the parties. Each of the Lender and Administrative Agent reserves all rights, privileges and remedies under the Facility Documents. The amendments contained herein do not and shall not create (nor shall the Borrower rely upon the existence of or claim or assert that there exists) any obligation of the Lender or Administrative Agent to consider or agree to any further amendment and, in the event the Lender or Administrative Agent subsequently agrees to consider any further amendments, neither the amendments contained herein nor any other conduct of the Lender or Administrative Agent shall be of any force or effect on its respective consideration or decision with respect to any such requested amendment and the Lender and Administrative Agent shall not have any further obligation whatsoever to consider or agree to any further amendment or other agreement. The Loan and Security Agreement, as hereby amended, is hereby ratified and re-affirmed in all respects and shall remain in full force and effect. All references in the Facility Documents to the Loan and Security Agreement shall be deemed to be references to the Loan and Security Agreement as modified hereby. This Agreement shall constitute a Facility Document.
(f)The relationship of the Lender and the Borrower has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Loan and Security Agreement or any of the other Facility Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.
5.No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Loan and Security Agreement or any other Facility Document or an accord and satisfaction in regard thereto.
6.Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent (acting on the instructions of Required Lenders).

Exhibit 10.1
7.Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
8.Incorporation of Credit Agreement. The provisions contained in Section 12.05 (Execution in Counterparts) Section 12.07 (Governing Law), Section 12.08 (Severability of Provisions), Section 12.10 (Merger), Section 12.12 (Submission to Jurisdiction; Waivers; etc.), and Section 12.13 (Waiver of Jury Trial) of the Loan and Security Agreement are incorporated herein by this reference, mutatis mutandis.
9.Effectiveness. This Amendment shall become effective when executed and delivered by the parties hereto and after the Borrower has paid to the Administrative Agent for the benefit of the Lender an origination fee equal to $750,000.
Remainder of page intentionally blank; signatures follow.

Exhibit 10.1
In Witness Whereof, the parties have caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

    Sezzle Funding SPE II, LLC, as Borrower
    By:
    Name:
    Title:

SIGNATURE PAGE
AMENDMENT NO. 3 TO REVOLVING CREDIT AND SECURITY AGREEMENT

Exhibit 10.1

Bastion Funding VI LP, as Administrative Agent
By:
Name:
Title:

SIGNATURE PAGE
AMENDMENT NO. 3 TO REVOLVING CREDIT AND SECURITY AGREEMENT

Exhibit 10.1

Bastion Funding VI LP, as Lender
By:
Name:
Title:
SIGNATURE PAGE
AMENDMENT NO. 3 TO REVOLVING CREDIT AND SECURITY AGREEMENT